Investor Presentation

Patriot National Bancorp, Inc.
(NASDAQ: PNBK)

2Q26 Earnings

Patriot
National Bancorp, Inc.

Disclaimer and Cautionary Notice Regarding Financial Data and "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This presentation has been prepared by Patriot National Bancorp, Inc. (the "Company"), the holding company of Patriot Bank, N.A. (the "Bank"), for informational purposes to assist shareholders and other members of the investment community in understanding the Company's business, strategy and financial performance. It is not, and shall not be construed as, an offer to sell or the solicitation of an offer to buy any securities, and does not constitute investment, legal, regulatory, accounting or tax advice.

Unless otherwise indicated, financial information contained in this presentation is unaudited and presented on a consolidated basis for the Company and is derived from, and should be read together with, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, as filed with the SEC. Certain information is presented at the Bank level, or is derived from the records of the Bank that form the basis of its Consolidated Report of Condition and Income (Call Report) filed with the Office of the Comptroller of the Currency, as identified herein. Such Bank-level information reflects the stand-alone results and financial position of the Bank, does not represent the consolidated financial statements of the Company, and may be presented in a format or level of detail that differs from the Call Report while reflecting the same underlying records; the Company's consolidated results may differ due to holding-company-level activities, intercompany eliminations and consolidation adjustments. Credit quality metrics, including non-accrual balances, delinquencies and classified asset balances, are presented as summary figures without detailed definitions, and readers should refer to the Company's Form 10-Q for complete definitions and disclosure.

This presentation should be read in conjunction with the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, its most recent Annual Report on Form 10-K, and its other reports filed with the SEC, which are available at www.sec.gov. The Company undertakes no obligation to update or revise the information contained in this presentation to reflect events or circumstances occurring after the date hereof, except as may be required by applicable law or regulation.

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation contains certain Chairman financial measures, including Core Deposits and certain other measures. These measures should be considered supplemental to, and not a substitute for or superior to, the most directly comparable measures prepared in accordance with GAAP. Management believes they provide useful information regarding the Company's financial performance, performance trends and financial position; because they are not standardized, they may not be comparable to similarly titled measures used by other companies. Reconciliations to the most directly comparable GAAP measures are included in the Appendix.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's strategy, plans, targets, growth initiatives and expected future performance. Actual results may differ materially from those expressed or implied. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict, including, among others: the Company's ability to execute its strategic plan and growth initiatives, including its high-net-worth client strategy and planned market expansion; its ability to attract and retain targeted clients, deposits and loans and to maintain deposit and asset quality; interest-rate, economic and competitive conditions; the Company's capital and liquidity; retention of key management and personnel; the banking regulatory environment and the Company's relationships with its regulators (the termination of the Bank's Formal Agreement with the Office of the Comptroller of the Currency (OCC) does not preclude future supervisory action); and litigation and other contingencies. Please refer to the Company's most recent Form 10-K and subsequent SEC filings for a discussion of risk factors.

Patriot
National Bancorp, Inc.

Table of Contents

I. Executive Summary

Patriot National Bancorp, Inc.

Patriot National Bancorp has a renewed mission:

To meet the unmet needs of high-net-worth clients and the businesses that serve them

Who We Serve

Entrepreneurs, investors, family offices, and the businesses that serve them — underserved since loss of First Republic Bank, Silicon Valley Bank, and Signature Bank

How We Serve

High Net Worth Banking: Private Banking without Wealth Management

Where We Serve

Private client offices in Greenwich, Beverly Hills, Palm Beach, and New York City(1) — meeting clients where they live and work

(1) Palm Beach and New York City locations planned for 2026-2027, subject to applicable approvals and market conditions

Strategic Highlights

1

2

3

4

1. Recapitalized and Refocused Banking Franchise With Meaningful Upside

- *$1.3 billion-asset bank, NASDAQ traded under the ticker "PNBK"*
- *~$100 million recapitalization completed 2025 strengthened capital base; Consolidated Tier 1 Leverage ratio of 9.0% at June 30, 2026*
- *New management team and reconstituted board installed in 2025*
- ***OCC Formal Agreement terminated on June 30, 2026***

2. Strategic Focus on High-Net Worth Clients and their Ecosystem

- *Strategy refocused on high-net-worth entrepreneurs, investors, and business leaders in core HNW geographies beginning with **Greenwich, New York City, Beverly Hills, and Palm Beach***

3. The HNW Banking Void Left by First Republic, Signature Bank & Silicon Valley Bank

- *No incumbent has successfully replaced the high-touch, relationship-driven model these banks offered*
- *Large national banks unable to provide bespoke lending products to HNW client*
- *Unmet demand among HNW clients seeking dedicated bankers with tailored lending solutions and quick decision making*

4. New Management Brings Significant Turnaround and Growth Experience and Credibility

- *Steven Sugarman led the Company's strategic restructuring; serves as Chairman, President, and CEO*
- *Members of management team worked extensively with Mr. Sugarman at Banc of California (NYSE: BANC), COR Clearing, and The Change Company*

Second Quarter 2026 Financial Highlights

Patriot National Bancorp reported a profitable quarter with strong asset growth and growing net interest income

1. Net Interest Income increased by $1.9M from Q1 to $9.0M for the quarter
2. Net Income increased by $1.9M from Q1 to $0.1M for the quarter
3. Total Loans grew by 17% from Q1 to $910M
4. Total Assets grew by 12% from Q1 to $1.32B

Balance Sheet Trends

Patriot National Bancorp increased its balance sheet in Q2, while maintaining strong capital ratios

($ in 000s)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Δ Q1 2026
Cash & Restricted	$136,201	$202,972	$201,530	$207,126	$109,192	$121,509	$12,317
Securities	82,358	83,658	108,679	228,316	247,339	244,119	(3,220)
Loans	695,023	602,846	607,074	617,074	779,145	909,606	130,461
Allowance for Credit Losses	(6,729)	(7,795)	(7,187)	(6,839)	(7,779)	(8,469)	(690)
Other Assets	49,758	48,272	40,655	42,162	48,896	50,951	2,055
Total Assets	**$956,612**	**$929,953**	**$950,752**	**$1,087,840**	**$1,176,794**	**$1,317,716**	**$140,922**
Deposits	862,434	830,857	830,854	965,786	1,048,426	1,200,947	152,521
Borrowings and Other Liabilities	37,032	32,895	24,874	27,374	38,160	27,834	(10,326)
Total Liabilities	**$899,466**	**$863,752**	**$855,729**	**$993,160**	**$1,086,586**	**$1,228,781**	**$142,195**
Equity	57,145	66,200	95,023	94,680	90,207	88,935	(1,272)
Total Liabilities & Equity	**$956,612**	**$929,953**	**$950,752**	**$1,087,840**	**$1,176,794**	**$1,317,716**	**$140,922**
Key Ratios:							
Tier 1 Leverage Ratio	7.9%	9.3%	12.4%	11.5%	9.2%	**9.0%**	(0.2%)
Common Equity Tier 1 Ratio (CET1)	10.6%	13.2%	18.0%	17.6%	13.9%	**11.5%**	(2.4%)
Tier 1 Capital Ratio	11.7%	14.4%	19.3%	18.9%	14.9%	**12.4%**	(2.5%)
Total Capital Ratio	13.4%	16.5%	21.3%	20.8%	17.1%	**14.2%**	(2.9%)

From Turnaround to Growth: A Three-Phase Roadmap

A clear three-phase plan to build a strong, well-managed national bank

01 Restructure

2025 – 1H 2026

- Raised ~$100M equity
- Rebuilt leadership team
- Repositioned balance sheet
- Repositioned market focus
- **Exited OCC formal agreement**
- **Returned to profitability 2Q26**

02 Execute

2H 2026

- Target marginal revenue (with growth) above 4.5% of assets
- Target marginal efficiency ratio below 50%
- Target continued balance sheet growth

03 Scale

2027+

- Target organic growth to +$2B in assets
- Target return on common equity above 15%
- Evaluate accretive M&A opportunities
- Expand team and markets

Initial target markets: Greenwich (CT) · Beverly Hills (CA) · Palm Beach (FL) · New York City (NY)

Patriot National Bancorp, Inc.

Key Milestones Achieved

Bank restructuring and growth timeline

- **January 2025** – Formal Agreement and Troubled Bank Designation
- **March 2025** – Recapitalization and Capital Raise 1
- **May 2025** – Executive Team Hired (OCC approved)
- **June 2025** – Capital Raise 2
- **August 2025** – Capital Raise 3
- **September 2025** – First Profitable Quarter (Q3) for Patriot Bank (post recap)
- **March 2026** – Beverly Hills, CA Office Opening
- **April 2026** – Hired Palm Beach, FL HNW Banking Team
- **June 2026** – Hired New Greenwich, CT HNW Banking Team
- **June 2026** – OCC Formal Agreement and Troubled Bank Designation Lifted
- **June 2026** – First Profitable Quarter (Q2) for PNBK (post recap)

Patriot National Bancorp, Inc.

Patriot National Bancorp Franchise Transformation

Patriot's recapitalization, management restructuring and market repositioning have yielded tangible results


Tier 1 Leverage Ratio
15%
10%
5%
0%
Recap(1)
3.5%
7.9%
9.3%
12.4%
11.5%
9.2%
9.0%
Leverage Ratio
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2


Net Income ($000s)
(500)
(2,000)
(3,500)
(5,000)
2,777
5,001
2,657
2,275
1,755
143
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2


Net Interest Income ($000s)
$10,000
$7,500
$5,000
$2,500
$3,955
$4,188
$5,010
$5,960
$7,076
$9,224
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2


Total Deposits ($mm)
$1,250
$1,000
$750
$500
$862
$831
$831
$966
$1,048
$1,201
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Patriot National Bancorp, Inc.

Note: Consolidated financial information

(1) "Recap" here and on the following pages refers to the initial recapitalization of the Company on March 20, 2025 (See the Company's report on Form 8-K filed March 26, 2025)

Disciplined Growth Across the Balance Sheet

Total Assets ($mm)


$1,500
$1,325
$1,150
$975
$800
Recap
37.7% Increase
$957
$930
$951
$1,088
$1,177
$1,318
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Total Gross Loans (1) ($mm)


$1,000
$875
$750
$625
$500
30.9% Increase
$695
$603
$607
$617
$779
$910
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Total Deposits ($mm)


$1,300
$1,150
$1,000
$850
$700
39.3% Increase
$862
$831
$831
$966
$1,048
$1,201
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Total Equity ($mm)


$125
$100
$75
$50
$25
–
20x Increase
$4
$57
$66
$95
$95
$89
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Patriot
National Bancorp, Inc.

Note: Consolidated financial data shown
(1) Includes HFI and HFS

New Executive Leadership Team Led by Steven Sugarman



Steven Sugarman – Chairman, Chief Executive Officer & President

Steven A. Sugarman has built his career across banking, investing, and law. A graduate of Dartmouth College and Yale Law School, he began his career at McKinsey & Company and Lehman Brothers before co-founding GPS Partners, a $2 billion investment advisory firm, and founding COR Capital, where he serves as Managing Member. He subsequently recapitalized COR Clearing, founded and led Banc of California (NYSE: BANC) as Chairman, President, and CEO, and founded The Change Company, a Treasury-certified CDFI focused on underserved borrowers. He currently serves as Chairman, President, and CEO of Patriot National Bancorp (NASDAQ: PNBK), leading its strategic restructuring. He is also Of Counsel to Michelman & Robinson LLP and co-author of The Forewarned Investor.

Notable Recapitalization Experience

- **Patriot National Bancorp** — Lead investor in the 2025 recapitalization and strategic restructuring of the NASDAQ-listed holding company for Patriot Bank, N.A., serving as Chairman, President, and CEO
- **The Change Company** — Controlling investor in the 2018 acquisition, recapitalization, and restructuring of a residential mortgage lender and scaled it to over $6 billion loans per year with blue-chip institutional counterparties, and 1,000+ non-bank distribution partners. Largest investor in recapitalization
- **Banc of California** — Lead investor in the 2010 recapitalization and strategic restructuring of BANC. As Chairman, President and CEO, grew platform from $1 billion to $12 billion in assets and built the largest independent California bank to earn an "Outstanding" CRA rating from the OCC and was recognized by Forbes (Top Banks in America) and Fortune (Fastest Growing Companies)
- **COR Clearing** — Controlling investor in the 2011 recapitalization and strategic restructuring of the securities clearing firm, and guided it to a successful sale to Axos Bank in 2019 as Chairman and CEO of its holding company

New Leadership Team Highlights

Carlos Salas
Director and CFO

- Financial strategy and capital markets expertise
- Operational leadership in financial services
- Skilled in risk management and regulatory compliance
- Turnaround expertise
- J.D., University of Chicago

The Change Company, Banc of California, Axos Financial, Donaldson, Lufkin & Jenrette, Credit Suisse First Boston, Cleary Gottlieb

Angie Miranda
Chief Risk Officer

- Proven risk management and BSA oversight expertise
- Extensive regulatory experience as examiner at OCC and OTS
- Skilled in supervising community bank risk frameworks
- B.S. Business, USC

The Change Company, Office of the Comptroller of the Currency

Paul Simmons
Chief Credit Officer

- Extensive experience in senior credit roles at regional and national banking institutions
- Expertise in credit risk management, loan portfolio oversight, and regulatory compliance.
- Proven track record of maintaining asset quality through economic cycles

Banc of California, Zions Bank, Sunwest Bank, Apollo, GE Capital

Jamie Bruneau
Market President, Florida (Bank)

- Over 23 years of high net-worth banking and lending experience
- Specializes in serving high net-worth clients across the Palm Beach market
- 10-year track record advising clients in the Palm Beach region

First Republic Bank, Safra National Bank of New York, Bank of America, citi

DeWitt Hutchins
Market President, Connecticut (Bank)

- Over 15 years of private banking and financial services experience
- Specializes in private banking solutions for high net-worth clients
- Trusted advisor in the Connecticut market

First Republic Bank, Fieldpoint Private, TD Bank, JPMorganChase

Patriot National Bancorp, Inc.

Dynamic executive leadership team with deep expertise in financial management, strategic growth, and regulatory compliance, committed to fiduciary excellence

Key New Directors Highlights

Anahit Magzanyan
- President of Los Angeles Times Studios and former CEO, Los Angeles Business Journal
- Leads business operations, revenue strategy and growth across media platforms
- Experienced in strategy, operations, and stakeholder engagement

Jeff Seabold
- Co-founder of multiple financial institutions with deep expertise in banking and mortgage finance
- Nearly 30 years of experience in corporate strategy and real estate finance
- Proven leadership in building and scaling regulated financial businesses

Jonathan Roth
- Co-Founder/Managing Partner of 3650 Capital, leading investment sourcing, structuring and management
- 40 years experience in real estate debt and equity investment management
- Former President of Canyon Partners Real Estate

Mario De Tomasi
- Deep expertise in mortgage banking, banking, and sales
- Expertise in financial services business operations, business development, and organizational transformation
- Former CEO of Commerce Home Mortgage

Patriot National Bancorp, Inc.

Seasoned board of directors with corporate governance, risk management, and strategic growth experience, committed to fiduciary excellence

II. Balance Sheet Highlights

Patriot
National Bancorp, Inc.

Loan Portfolio Diversification & Growth

Total Gross Loans (1) ($mm)


$1,000
$900
$800
$700
$600
$500
Recap
30.9% increase
$695
$603
$607
$617
$779
$910
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Loan Composition at June 30, 2026


Consumer 0.9%
Non Owner Occupied CRE 30.6%
Owner Occupied CRE 12.3%
1-4 Family Residential 22.1%
Multifamily 10.7%
Commercial & Industrial 23.4%

Regulatory Loan Concentration(3)

	Balance	% of 06/30/26 TRBC
Non-Owner Occupied CRE	$278,362	214%
Owner Occupied CRE	111,532	86%
1-4 Family Residential	201,154	154%
Construction & Land Development	-	-
Commercial & Industrial	212,791	163%
Multifamily	97,371	75%
Other Loans	85	0%
Farm Loans	-	-
Ag Prod	-	-
Consumer	8,311	6%
Total Loans	**$909,606**	
Total CRE (Ex owner occupied) (2)	***$375,733***	***289%***

Patriot National Bancorp, Inc.

Note: Bank-level regulatory financial data from call report shown for loan composition and CRE concentration as of June 30, 2026

(1) Consolidated financial data; gross loans includes HFS and HFI

(2) Includes non-owner occupied CRE, construction & land development, residential construction & multifamily loans

(3) TRBC = Total Risk-Based Capital (Tier 1 + Tier 2 capital)

Historical Loan Composition & Yields

Patriot Bank Loan Composition Since Q1 2025

($000s)	2025Q1		2025Q2		2025Q3		2025Q4		2026Q1		2026Q2	
Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Comm RE (Non Farm/Res)	$335,157	48.2%	$316,856	52.6%	$307,337	50.6%	$293,178	47.5%	$325,905	41.8%	$389,894	42.9%
1-4 Family	122,051	17.6%	70,503	11.7%	105,778	17.4%	100,548	16.3%	188,475	24.2%	201,154	22.1%
Construction	6,833	1.0%	1,525	0.3%	31	0.0%	0	0.0%	0	0.0%	0	0.0%
C&I	131,394	18.9%	124,700	20.7%	131,631	21.7%	158,744	25.7%	157,408	20.2%	212,791	23.4%
Multifamily	72,735	10.5%	66,229	11.0%	51,139	8.4%	54,197	8.8%	98,323	12.6%	97,371	10.7%
Farm RE	0	0.0%	0	0.0%	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Agricultural	3	0.0%	3	0.0%	3	0.0%	3	0.0%	0	0.0%	0	0.0%
Consumer	26,850	3.9%	23,030	3.8%	11,134	1.8%	10,388	1.7%	8,993	1.2%	8,311	0.9%
Other	0	0.0%	0	0.0%	23	0.0%	17	0.0%	42	0.0%	85	0.0%
Total Gross Loans	**$695,023**	**100.0%**	**$602,846**	**100.0%**	**$607,076**	**100.0%**	**$617,075**	**100.0%**	**$779,146**	**100.0%**	**$909,606**	**100.0%**
Average Yield on Loans and Leases [1]	***5.70%***		***5.55%***		***5.77%***		***5.77%***		***5.58%***		***6.23%***	

Recap

(1) Loan yields calculated on bank-level average assets

Patriot National Bancorp, Inc.

Patriot Bank Asset Quality & Reserve Coverage Ratios

Nonperforming Assets / Assets (%)



5.00%
4.00%
3.00%
2.00%
1.00%
-
Recap
44% reduction
3.44%
2.95%
2.80%
2.29%
1.99%
1.94%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Net Charge-Offs / Avg. Loans (%)



1.00%
0.75%
0.50%
0.25%
-
(0.25%)
108% reduction
0.75%
0.33%
0.14%
0.00%
(0.12%)
(0.06%)
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Nonperforming Loans / Total Loans (%)



5.00%
4.00%
3.00%
2.00%
1.00%
-
35% reduction
4.37%
4.13%
4.38%
4.05%
3.02%
2.82%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Allowance for Credit Losses / Total Loans (%)



2.00%
1.60%
1.20%
0.80%
0.40%
-
0.97%
1.29%
1.18%
1.11%
1.00%
0.93%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Patriot National Bancorp, Inc.

Note: Bank-level financial data shown

Investment Portfolio Composition & Performance

Bank Level Securities Portfolio Breakdown [1]



Government Agency and Sponsored Agency Securities 6.0%
Other Debt Securities 7.1%
RMBS: Primarily GNMA, FNMA, FHLMC 86.9%

Bank-level investment portfolio supplemented with ~$116.9mm Cash & Equivalents

Commentary

- As of June 30, 2026, the Bank had $240.3mm in AFS debt securities
- Total Securities represented 18.2% of Total Assets
- The securities portfolio consists of primarily FNMA, FHLMC, or GNMA-issued RMBS representing 86.9% of the portfolio
- The remaining 13.1% consists of a combination of Other Debt Securities and Government Agency and Sponsored Agency Securities
- AOCI balance ($16.4mm)
- Securities Portfolio Tax-Equivalent Yield: **4.65%**

Patriot National Bancorp, Inc.

Note: Bank-level financial data as of June 30, 2026

(1) Each category percentage is the fair value of the securities divided by the fair value of all securities

Abbreviations: 'FNMA' = Federal National Mortgage Association; 'GNMA' = Government National Mortgage Association; 'FHLMC' = Federal Home Loan Mortgage Corporation; 'RMBS' = Residential Mortgage-Backed Securities; 'AOCI' = Accumulated Other Comprehensive Income.

Capital Ratios Strong Since Recapitalization

Patriot National Bancorp Consolidated Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
-
Recap
21.3%
20.8%
17.1%
16.5%
14.2%
13.4%
12.4%
11.5%
Well Capitalized Total Risk-Based Capital Ratio (≥10%)
6.1%
9.3%
9.2%
9.0%
8.0%
3.5%
Well Capitalized Tier 1 Leverage Ratio (≥ 5%)
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2
Leverage Ratio
Total RBC Ratio

Patriot National Bancorp, Inc.

III. Deposit Highlights

Patriot
National Bancorp, Inc.

Deposit Composition & Growth

Bank Level Deposit Composition


Retail Time (<100k) 8.7%
Jumbo Time (>100k) 13.9%
NIB 13.0%
Demand, Savings, & MMDA 64.4%
$1.2B
Total Deposits

Core Deposits – Regulatory Call Report ($mm)(1)


$1,200
$900
$600
$300
–
$732
$713
$724
$846
$959
$1,108
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Total Deposits by Channel at June 30, 2026(2)

Channel	Deposit Balance ($MMs)	Wtd. Avg. Rate (%)	Total Deposits (%)
Retail	$600.6	2.78%	49.7%
Institutional	$474.6	2.27%	39.3%
High Net Worth	$132.0	2.16%	10.9%
Total	$1,207.2	2.51%	100.0%

Patriot National Bancorp, Inc.

Note: Bank-level financial data shown as of June 30, 2026

(1) Core Deposits and deposit categories shown are Chairman financial measures; please see page 27 for a reconciliation of core deposits

(2) Deposit categories presented here are the Company's own internal classification of deposits by channel based on management's assessment of its markets and customers. "Weighted Average Rate" reflects estimated average deposit costs by channel based on contracted rates as of the bank's June 30, 2026.

IV. Earnings Highlights

Patriot
National Bancorp, Inc.

Patriot Bank Net Interest Income & Net Interest Margin

The Bank has sustained recent Net Interest Income growth amidst recent headwinds for the banking industry

Net Interest Income (NII) and Net Interest Margin (NIM)



$12,000
$9,600
$7,200
$4,800
$2,400
-
7.50%
6.00%
4.50%
3.00%
1.50%
-
NII
NIM
Recap
$4,651
$4,698
$5,453
$6,276
$7,373
$9,592
1.90%
2.07%
2.45%
2.61%
2.54%
3.16%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Key Components of NII and NIM



7.50%
6.00%
4.50%
3.00%
1.50%
-
Loan Yield (1)
Securities Yield (FTE)
Cost of Funds
5.70%
5.55%
5.77%
5.77%
5.58%
6.23%
4.55%
4.65%
3.23%
3.12%
2.86%
3.11%
2.72%
2.19%
2.21%
2.25%
2.64%
2.68%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

(1) Loan yields calculated on bank-level average assets

Patriot National Bancorp, Inc.

Return on Average Assets



Bank-Level ROAA
Consolidated ROAA
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
-2.00%
-2.50%
Recap
-0.71%
-1.09%
-1.02%
-2.11%
0.19%
-1.15%
0.50%
-0.89%
0.48%
-0.58%
0.86%
0.05%
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Patriot National Bancorp, Inc.

V. Appendix

Patriot National Bancorp, Inc.

Non-GAAP Reconciliation | Core Deposits

($000s)

Non-GAAP Reconciliation | Core Deposits		2025Q1	2025Q2	2025Q3	2025Q4	2026Q1	2026Q2
Noninterest-bearing Deposits		$86,499	$115,640	$102,009	$118,541	$93,194	$156,766
Plus: Demand, Savings, & MMDA		462,367	438,764	488,150	520,941	701,257	777,141
Plus: Retail Time Deposits (excl. Brokered)		182,668	159,009	133,547	206,915	165,004	173,979
Core Deposits	**[A]**	**$731,534**	**$713,413**	**$723,706**	**$846,397**	**$959,455**	**$1,107,886**
Plus: Jumbo Time Deposits (excl. Brokered)		67,353	59,012	63,075	76,480	67,926	67,456
Plus: Brokered Deposits		69,683	67,122	58,316	54,683	31,907	31,907
Total Deposits	**[B]**	**$868,570**	**$839,547**	**$845,097**	**$977,560**	**$1,059,288**	**$1,207,249**
Core Deposits (%)	**[C] = [A] / [B]**	**84.22%**	**84.98%**	**85.64%**	**86.58%**	**90.58%**	**91.77%**

Patriot National Bancorp, Inc.

Note: Bank-level financial data are shown. Consistent with the presentation in the Company's Form 10-Q, escrow account balances are classified within Other Liabilities. Accordingly, total deposits differ from Call Report filings, which include these balances in total deposits.